Exhibit 99.1

Joint Filer Information

Name of Joint Filer:	Thomas H. Lee (Alternative) Fund VI, L.P.

Address of Joint Filer:	c/o Intertrust Corporate Services (Cayman) Limited
190 Elgin Avenue
GeorgeTown
Grand Cayman KY1-9005
Cayman Islands

Relationship of Joint Filer to Issuer:	10% Owner

Issuer Name and Ticker or Trading Symbol:	Nielsen Holdings N.V. [NLSN]

Date of Event Requiring Statement
(Month/Day/Year):	11/26/2013

Designated Filer:	Thomas H. Lee Advisors (Alternative) VI, Ltd.

Signature:

THOMAS H. LEE (ALTERNATIVE) FUND VI, L.P.
By: THL Advisors (Alternative) VI, L.P., its general partner
By: Thomas H. Lee Advisors (Alternative) VI, Ltd., its general partner

By:	/s/ Charles P. Holden
Name:	Charles P. Holden
Title:	Managing Director

November 27, 2013

Joint Filer Information

Name of Joint Filer:	Thomas H. Lee Investors Limited Partnership

Address of Joint Filer:	c/o Thomas H. Lee Partners, L.P.
100 Federal Street, 35th Floor
Boston, MA 02110

Relationship of Joint Filer to Issuer:	10% Owner

Issuer Name and Ticker or Trading Symbol:	Nielsen Holdings N.V. [NLSN]

Date of Event Requiring Statement
(Month/Day/Year):	11/26/2013

Designated Filer:	Thomas H. Lee Advisors (Alternative) VI, Ltd.

Signature:

THOMAS H. LEE INVESTORS LIMITED PARTNERSHIP
By: THL Investment Management Corp., its general partner

By:	/s/ Charles P. Holden
Name:	Charles P. Holden
Title:	Managing Director

November 27, 2013

Joint Filer Information

Name of Joint Filer:	THL Coinvestment Partners, L.P.

Address of Joint Filer:	c/o Thomas H. Lee Partners, L.P.
100 Federal Street, 35th Floor
Boston, MA 02110

Relationship of Joint Filer to Issuer:	10% Owner

Issuer Name and Ticker or Trading Symbol:	Nielsen Holdings N.V. [NLSN]

Date of Event Requiring Statement
(Month/Day/Year):	11/26/2013

Designated Filer:	Thomas H. Lee Advisors (Alternative) VI, Ltd.

Signature:

THL COINVESTMENT PARTNERS, L.P.
By: Thomas H. Lee Partners, L.P., its general partner
By: Thomas H. Lee Advisors, LLC, its general partner
By: THL Holdco, LLC, its managing member

By:	/s/ Charles P. Holden
Name:	Charles P. Holden
Title:	Managing Director

November 27, 2013

Joint Filer Information

Name of Joint Filer:	Putnam Investments Holdings, LLC

Address of Joint Filer:	c/o Thomas H. Lee Partners, L.P.
100 Federal Street, 35th Floor
Boston, MA 02110

Relationship of Joint Filer to Issuer:	10% Owner

Issuer Name and Ticker or Trading Symbol:	Nielsen Holdings N.V. [NLSN]

Date of Event Requiring Statement
(Month/Day/Year):	11/26/2013

Designated Filer:	Thomas H. Lee Advisors (Alternative) VI, Ltd.

Signature:

PUTNAM INVESTMENTS HOLDINGS, LLC
By: Putnam Investments, LLC its managing member
By: Thomas H. Lee Advisors, LLC, its attorney-in-fact
By: THL Holdco, LLC, its managing member

By:	/s/ Charles P. Holden
Name:	Charles P. Holden
Title:	Managing Director

November 27, 2013

Joint Filer Information

Name of Joint Filer:	Putnam Investments Employees’ Securities Company I LLC

Address of Joint Filer:	c/o Thomas H. Lee Partners, L.P.
100 Federal Street, 35th Floor
Boston, MA 02110

Relationship of Joint Filer to Issuer:	10% Owner

Issuer Name and Ticker or Trading Symbol:	Nielsen Holdings N.V. [NLSN]

Date of Event Requiring Statement
(Month/Day/Year):	11/26/2013

Designated Filer:	Thomas H. Lee Advisors (Alternative) VI, Ltd.

Signature:

PUTNAM INVESTMENTS EMPLOYEES’ SECURITIES
COMPANY I LLC
By: Putnam Investments Holdings, LLC, its managing member
By: Putnam Investments, LLC its Managing Member
By: Thomas H. Lee Advisors, LLC, its attorney-in-fact
By: THL Holdco, LLC, its managing member

By:	/s/ Charles P. Holden
Name:	Charles P. Holden
Title:	Managing Director

November 27, 2013

Joint Filer Information

Name of Joint Filer:	Putnam Investments Employees’ Securities Company II LLC

Address of Joint Filer:	c/o Thomas H. Lee Partners, L.P.
100 Federal Street, 35th Floor
Boston, MA 02110

Relationship of Joint Filer to Issuer:	10% Owner

Issuer Name and Ticker or Trading Symbol:	Nielsen Holdings N.V. [NLSN]

Date of Event Requiring Statement
(Month/Day/Year):	11/26/2013

Designated Filer:	Thomas H. Lee Advisors (Alternative) VI, Ltd.

Signature:

PUTNAM INVESTMENTS EMPLOYEES’ SECURITIES
COMPANY II LLC
By: Putnam Investments Holdings, LLC, its managing member
By: Putnam Investments, LLC its Managing Member
By: Thomas H. Lee Advisors, LLC, its attorney-in-fact
By: THL Holdco, LLC, its managing member

By:	/s/ Charles P. Holden
Name:	Charles P. Holden
Title:	Managing Director

November 27, 2013

Joint Filer Information

Name of Joint Filer:	Putnam Investments Employees’ Securities Company III LLC

Address of Joint Filer:	c/o Thomas H. Lee Partners, L.P.
100 Federal Street, 35th Floor
Boston, MA 02110

Relationship of Joint Filer to Issuer:	10% Owner

Issuer Name and Ticker or Trading Symbol:	Nielsen Holdings N.V. [NLSN]

Date of Event Requiring Statement
(Month/Day/Year):	11/26/2013

Designated Filer:	Thomas H. Lee Advisors (Alternative) VI, Ltd.

Signature:

PUTNAM INVESTMENTS EMPLOYEES’ SECURITIES
COMPANY III LLC
By: Putnam Investments Holdings, LLC, its managing member
By: Putnam Investments, LLC its managing member
By: Thomas H. Lee Advisors, LLC, its attorney-in-fact
By: THL Holdco, LLC, its managing member

By:	/s/ Charles P. Holden
Name:	Charles P. Holden
Title:	Managing Director

November 27, 2013